                                                                  Exhibit (a)(2)


                              LETTER OF TRANSMITTAL

                 TO ACCOMPANY CERTIFICATES FORMERLY REPRESENTING
                            SHARES OF COMMON STOCK OF

                          SEL-DRUM INTERNATIONAL, INC.

                          By Mail or Hand Delivery to:

                         U.S. STOCK TRANSFER CORPORATION
                               1745 Gardena Avenue
                         Glendale, California 91204-2991

      [__] CHECK HERE IF YOU CANNOT LOCATE YOUR CERTIFICATE(S) AND REQUIRE ASSISTANCE IN REPLACING THEM. UPON RECEIPT OF A NOTIFICATION ON THIS LETTER
        OF TRANSMITTAL, THE EXCHANGE AGENT WILL CONTACT YOU DIRECTLY WITH
                            REPLACEMENT INSTRUCTIONS.

               If you require additional information, please call
             U.S. Stock Transfer Corporation (the "Exchange Agent")
                                 at 818-502-1404

                     NOTE SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS.

     This letter of transmittal form should be promptly (i) completed and signed both in Boxes B and D and (ii) mailed or delivered with your certificate(s) representing shares of Sel-Drum International, Inc. ("Sel-Drum") common stock to U.S. Stock Transfer Corporation, acting as Exchange Agent, at the above-listed address.


                                      BOX A

                              CERTIFICATES ENCLOSED


Name and Address of Registered Holder(s)        Certificate            Number
as shown on the Stock Certificates               Number(s)           of Shares

--------------------                           ---------------------------------

--------------------                           ---------------------------------

--------------------                           ---------------------------------

--------------------                           ---------------------------------

--------------------                           ---------------------------------

(Attach additional schedule if necessary)                Total Common Shares

Ladies and Gentlemen:

     Pursuant to a Plan for Binding Share Exchange dated as of December 29, 2000, C. Cotran Holding Inc. ("Holding") and in compliance with the instructions set forth in this letter of transmittal, the undersigned hereby surrenders to you for cancellation, as Exchange Agent, certificate(s) representing all of the undersigned's shares of common stock of Sel-Drum (the "Shares") listed in Box A in exchange for $0.40 for each share so surrendered.

     The undersigned hereby represents and warrants that the undersigned is the registered holder of the Shares with good title to the Shares and full power and authority to sell, assign, transfer and surrender the Shares represented by the enclosed certificate(s), free and clear of any liens, claims, charges or encumbrances whatsoever. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of the Shares. The undersigned hereby irrevocably appoints the Exchange Agent, as agent of the undersigned, to effect the exchange. All authority conferred or agreed to be conferred in this letter of transmittal will be binding on the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and will not be affected by, and will survive, the death or incapacity of the undersigned.

     It is understood and agreed that the undersigned will not receive any cash until the certificate(s) representing the Shares owned by the undersigned are received by the Exchange Agent at the address set forth above, together with any other documents the Exchange Agent may require and until the certificate(s) and other documents are processed for exchange by the Exchange Agent. It is further understood and agreed that no interest will accrue on any cash.

     In exchange for the enclosed certificate(s), unless otherwise indicated in Boxes E and F which are captioned Special Issuance and Special Delivery Instructions, the undersigned requests a check for cash in the name of the undersigned. Similarly, unless otherwise indicated in Box F, please mail the check to the undersigned at the address shown below. In the event that both the Special Issuance Instructions of Box E and the Special Delivery Instructions of Box F are completed, please issue the check in the name of, and mail the check to the person or entity so indicated at the address indicated in Box B. Appropriate signature guarantees have been included for Shares for which Special Issuance Instructions and/or Special Delivery Instructions have been given.

     All holders of Sel-Drum common stock must complete Boxes A, B, and D and enclose their stock certificates.

                              HOLDER CERTIFICATION

     The  undersigned  in  Box  B  hereby   represents  and  warrants  that  the
undersigned has full power and authority to deliver for surrender and cancellation the above-described certificate(s) delivered herewith and that the rights represented by the certificate(s) are free and clear of all liens, restrictions, charges and encumbrances and are not subject to any adverse claim. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the exchange of the certificate(s) surrendered herewith. All authority herein conferred shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Delivery of the certificate(s) for cancellation and exchange is irrevocable.

         ---------------------------------------------------------------
                                      BOX B
                                    SIGN HERE
          (To be completed by all person(s) surrendering certificates)

                 ----------------------------------------------

                 ----------------------------------------------
                           (Signature(s) of holder(s))

Dated:
            ----------------------------------------------

Names(s):
            ----------------------------------------------


            ----------------------------------------------


            ----------------------------------------------

Address:
            ----------------------------------------------


            ----------------------------------------------
                      (Including zip code)

[_] Check box if change of address

Phone:
       ----------------------------------------------

Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or by person(s) authorized to become registered holder(s) by documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or in any other fiduciary or representative capacity, please set forth full title. (See instruction 4).

Title:
       ----------------------------------------------
(Other than signature(s), please print or type)

         ---------------------------------------------------------------

                                      BOX C
                               SIGNATURE GUARANTEE
                           (See Instructions 1 and 4)

               Complete ONLY if required by Instructions 1 and 4.

     The undersigned hereby guarantees the signature(s) which appear(s) in the opposite signature box.

                      ------------------------------------
                        (Name of firm issuing guarantee)

                      ------------------------------------
                             (Signature of officer)

                      ------------------------------------
                      (Title of officer signing guarantee)

                      ------------------------------------
                         (Address of guaranteeing firm)

                      ------------------------------------
                                     (Date)

                  (Other than signature, please print or type)
         ---------------------------------------------------------------

                            IMPORTANT TAX INFORMATION

PLEASE PROVIDE YOUR SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER ON THIS SUBSTITUTE FORM W-9 AND CERTIFY THEREIN THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. FAILURE TO DO SO WILL SUBJECT YOU TO 31% FEDERAL INCOME TAX WITHHOLDING FROM YOUR PAYMENT CHECKS.

     ----------------------------------------------------------------------
                                      BOX D
                               SUBSTITUTE FORM W-9
     ----------------------------------------------------------------------

Part I --- Please provide the Taxpayer
Identification Number ("TIN") of the
person submitting this Letter of
Transmittal on the line at right and
certify by signing and dating

                                                 -----------------------------
                                                      Social Security Number
                                               or Employer Identification Number
     ----------------------------------------------------------------------
Part II --- The undersigned Is an Exempt Payee |_| (check here)
     ----------------------------------------------------------------------
Part III --- CERTIFICATE FOR FOREIGN RECORD HOLDERS

     Under penalty of perjury, I certify that I am not a United States citizen or resident (or I am signing for a foreign corporation, partnership, estate or Trust).




Signature                                         Date
           ----------------------------------          ------------------------

     ----------------------------------------------------------------------
     Certification -- Under penalties of perjury, the undersigned hereby certifies the following:

     (1) The TIN shown in Part I above is the correct TIN of the person who is submitting this Letter of Transmittal and who is required by law to provide such TIN (or such person is waiting for a number to be issued); and

     (2) The person who is submitting this Letter of Transmittal and who is required by law to provide such TIN is not subject to backup withholding because such person has not been notified by the Internal Revenue Service ("IRS") that such person is subject to backup withholding as a result of a failure to report interest and dividend income, or because the IRS has notified such person that he or she is no longer subject to backup withholding, or because such person is an exempt payee.

     (3) Any other information provided on this form is true, correct and complete.

     Note: You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding unless you have been notified by the IRS that you are no longer subject to backup withholding.

Signature                                         Date
           ----------------------------------          ------------------------

     ----------------------------------------------------------------------
                    SPECIAL ISSUANCE AND MAILING INSTRUCTIONS

     The undersigned understands that the payment checks to be issued with respect to the shares of Sel-Drum common stock surrendered will be issued in the same name(s) as the certificate(s) surrendered and will be mailed to the address of the registered holder(s) indicated above, unless otherwise indicated in Box E and/or Box F below.

     If Box E is completed, the signature of the undersigned must be guaranteed as set forth in Instruction 4.
--------------------------------------     -------------------------------------
               BOX E                                       BOX F
   SPECIAL ISSUANCE INSTRUCTIONS               SPECIAL DELIVERY INSTRUCTIONS
       (See instruction 6)                         (See instruction 6)

TO BE COMPLETED  ONLY if the payment         TO BE COMPLETED ONLY if the payment
checks  are to be payable to someone         checks are to be delivered to the
other than the registered  holder(s)         registered holder(s) or someone
set forth above.                             other than the holder(s) at an
                                             address other than that shown above

ISSUE TO:                                    MAIL TO:
Name                                         Name
        ------------------------------            ------------------------------

Address                                      Address
        ------------------------------            ------------------------------
            (street and number)                        (street and number)

--------------------------------------        ----------------------------------
    (city, state and zip code)                    (city, state and zip code)


--------------------------------------        ----------------------------------
(Employer Identification or                     (Employer Identification or
    Social Security Number)                         Social Security Number)
    (Please print or type)                          (Please print or type)

                                  INSTRUCTIONS

     You will not receive a check representing cash in exchange for your certificate(s) of Sel-Drum common stock until the certificate(s) owned by you are received by the Exchange Agent at the address set forth above, together with any other documents the Exchange Agent may require, and until the certificate(s) and other documents are processed for exchange by the Exchange Agent. No interest will accrue on any amounts due in cash.

1.   GUARANTEE OF SIGNATURES.

     No signature guarantee is required on this letter of transmittal (i) if you have signed this letter of transmittal and are the registered holder of the Shares surrendered with it unless you have completed either the box captioned Special Issuance Instructions or the box captioned Special Delivery Instructions on the letter of transmittal, or (ii) if the Shares are to be surrendered for the account of a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States or by any other "Eligible Guarantor Institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, each of which we refer to as an Eligible Institution. In all other cases, all signatures on the letter of transmittal must be guaranteed by an Eligible Institution.

     Eligible  Institutions  include:  (i) a bank,  as that term is  defined  in
Section 3(a) of the Federal Deposit Insurance Act; (ii) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker, as those terms are defined under the Securities Exchange Act of 1934; (iii) a credit union, as that term is defined in Section 19(b)(1)(A) of the Federal Reserve Act; (iv) a national securities exchange, registered securities association, or clearing agency, as those terms are used under the Securities Exchange Act of 1934; or (v) a savings association; as that term is defined in Section 3(b) of the Federal Deposit Insurance Act. Notaries public cannot execute an acceptable guarantee of signature.

2.   DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES.

     You should deliver this letter of transmittal, properly completed and duly executed, with your Sel-Drum certificate(s), to the Exchange Agent at the address set forth in this letter of transmittal.

     THE METHOD OF DELIVERY OF YOUR CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS IS YOUR CHOICE AND IS AT YOUR RISK. IF YOU SEND YOUR CERTIFICATE(S) BY MAIL WE RECOMMEND THAT YOU SEND THEM BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. THE RISK OF LOSS AND TITLE TO YOUR CERTIFICATE(S) WILL PASS ONLY ON DELIVERY OF THE CERTIFICATE(S) TO THE EXCHANGE AGENT.

     Holding will determine all questions as to the validity, form and eligibility of your surrender of certificate(s) under this letter of transmittal. Holding may delegate the power to make these determinations in whole or in part to the Exchange Agent. Determinations by Holding and/or the Exchange Agent will be final and binding. Holding reserves the right to waive any irregularities or defects In the surrender of any certificate(s). A surrender will not be deemed to have been made until all irregularities have been cured or waived.

3.   INADEQUATE SPACE.

     If the space provided on this letter of transmittal is inadequate, your certificate numbers and the numbers of Shares that they represent should be listed on a separate schedule and attached to this letter of transmittal.

4.   SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

     If this letter of transmittal is signed by the registered holder of the certificate(s) surrendered with this letter of transmittal, the signature of the registered holder must correspond exactly with the name written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If the certificate(s) surrendered with this letter of transmittal is owned of record by two or more joint owners, all of the owners must sign this letter of transmittal.

     If any Shares that are surrendered are registered in different names on several certificates, you will need to complete, sign and submit as many separate letters of transmittal as there are different registrations of certificates.

     When this letter of transmittal is signed by the registered owner(s) of the certificate(s) listed and surrendered with this letter of transmittal, no endorsements of certificates or separate stock powers are required.

     If this letter of transmittal is signed by a person other than the registered owner(s) of the certificate(s) listed or if the check is to be issued in the name of anyone other than the registered owner(s) or mailed to person(s) other than the person(s) signing this letter of transmittal, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed by the registered owner or owners or a person with full authority to sign on behalf of the registered owner. Signatures on these certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this letter of transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, agent, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, that person should indicate his/her capacity when signing, and evidence satisfactory to the Exchange Agent of his/her authority to act in that capacity must be submitted. The Exchange Agent will not exchange any Shares until you have complied with all instructions of this letter of transmittal.

5.   STOCK TRANSFER TAXES.

     In the event that any transfer or other taxes become payable by reason of the issuance of the check in any name other than the name of the record holder, the transferee or assignee must pay that tax to Holding or must establish to the satisfaction of Holding that the tax has been paid.

6.   SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Indicate the name and address of the person(s) to whom the check representing cash is to be issued and sent if they are different from the name and address of the person(s) signing this letter of transmittal.

7.   SUBSTITUTE FORM W-9.

     Each surrendering shareholder is required to provide the Exchange Agent with the holder's correct taxpayer identification number, which we refer to as his/her TIN, on the Substitute Form W-9 that is a part of this letter of transmittal and to certify whether the shareholder is subject to backup withholding. Failure to provide the information on the form may subject you to 31% federal income tax withholding on payments made to you with respect to the Shares. You must cross out item (2) of Part 2 in the certification box of Substitute Form W-9 if you are subject to backup withholding. If you have not been issued a TIN and have applied for a TIN or intend to apply for a TIN in the near future, it should be noted in Part 1. If so noted, and the Exchange Agent is not provided with a TIN within 60 days, Holding will withhold 31% of all payments and dividends until a TIN is provided to the Exchange Agent.

8.   LOST OR DESTROYED CERTIFICATES.

     If your certificate(s) has been either lost or destroyed, please check the box on the first page of this letter of transmittal. The Exchange Agent will then contact you with instructions as to the steps you must take in order to exchange your shares.

9.   INFORMATION AND ADDITIONAL COPIES.

     If you need help or additional copies of this letter of transmittal, you can write to the Exchange Agent at the address listed on the front page of this letter of transmittal or call the Exchange Agent at (818) 502-1404.

                            IMPORTANT TAX INFORMATION

     Under federal income tax laws, a holder who receives payments in the share exchange is required by law to provide the Exchange Agent, as payer, with his/her correct TIN on Substitute Form W-9 below. If you are an individual, the TIN is your social security number. If you do not provide the Exchange Agent with your correct TIN, a $50 penalty may be imposed by the Internal Revenue Service and the cash received by you in the exchange may be subject to backup withholding.

     Certain holders are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, the individual must submit a statement, signed under penalties of perjury, attesting to the individual's exempt status. A certificate for this purpose is provided in Part 3 of the Substitute Form W-9. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies to payments made with respect to your shares, the Exchange Agent is required to withhold 31% of any payments made with respect to your shares. Backup withholding is not an additional tax. The federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, you may obtain a refund from the Internal Revenue Service.

Purpose of Substitute Form W-9

     To prevent backup withholding on payments made with respect to your Shares, you are required to notify the Exchange Agent of your correct TIN by completing the form below, certifying that the TIN provided on the Substitute Form W-9 is correct (or that you are awaiting a TIN) and that (a) you are exempt from backup withholding, or (b) you have not been notified by the Internal Revenue Service that you are subject to backup withholding as a result of a failure to report all interest on dividends or (c) the Internal Revenue Service has notified you that you are no longer subject to backup withholding.

What Number to Give the Exchange Agent

     You are required to give the Exchange Agent the TIN of the holder of the Shares surrendered with this letter of transmittal, which is the social security number or employer identification number. If the Shares are held in more than one name or are not held in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

                          NUMBER ON SUBSTITUTE FORM W-9

                             (FOR U.S. TAX PURPOSES)

Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

--------------------------------------------------------------------------------------------------------------------------
                                  Give the SOCIAL                                                  Give the EMPLOYER
For this type of account:       SECURITY number of              For this type of account:       IDENTIFICATION number of
--------------------------------------------------------------------------------------------------------------------------
1.   Individual                 The individual                  6.   A valid trust,             The legal entity (Do not
                                                                     estate, or pension         furnish the identifying
                                                                     trust.                     number of the personal
                                                                                                representative or trustee
                                                                                                unless the legal entity
                                                                                                itself is not designated
                                                                                                in the account title(4)

2.   Two or more                The actual owner of the         7.   Corporate                  The corporation
     individuals (joint         account or, if combined
     account)                   funds, the first
                                individual on the
                                account(1)

3.   Custodian account of       The minor(2)                    8.   Religious,                 The organization
     a minor (Uniform                                                charitable, or
     Gift to Minors Act)                                             educational
                                                                     organization

4.   a. The usual               The grantor-trustee(1)          9.   Partnership account        The partnership
        revocable savings                                            held in the name of
        trust account                                                the business.
        (grantor is also
        trustee)

     b. So-called trust         The actual owner(1)             10.  Association, club,         The organization
        account that is not                                          or other tax-exempt
        a legal or valid                                             organization.
        trust under State
        Law.

5.   Sole proprietorship        The owner(3)                    11.  A broker or                The broker or nominee
     account                                                         registered nominee

                                                                12.  Account with the           The public entity
                                                                     Department of
                                                                     Agriculture in the
                                                                     name of a public
                                                                     entity (such as a
                                                                     State or local
                                                                     government, school
                                                                     district, or prison)
                                                                     that receives
                                                                     agricultural program
                                                                     payments.

----------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's social security number must be furnished.

(2)  Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

(4)  List first and circle the name of the legal trust, estate or pension trust.

Note: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9
                             (FOR U.S. TAX PURPOSES)


How to Obtain a TIN

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Even if the payee does not provide a TIN in the manner required, you are not required to backup withhold on any payments you make if the payee is:

     An organization exempt from tax under U.S. Internal Revenue Code section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 104(f)(2).

     The United States or any of its agencies or instrumentalities.

     A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

     A foreign government of any of its political subdivisions, agencies, or instrumentalities.

     An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

     o    A corporation.

     o    A foreign central bank of issue.

     o A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

     o    A real estate investment trust.

     o An entity registered at all times during the tax year under the Investment Company Act of 1940.

     o    A common trust fund operated by a bank under section 584(a).

     o A trust exempt from tax under section 664(c) or described in section 4947(a)(1).

     o    A financial institution.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

     o    Payments to nonresident  aliens  subject to withholding  under section
          1441.

     o Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

     o Payments of patronage dividends where the amount received is not paid in money.

     o    Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

     Payments of interest on obligations issued by individuals.

Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade of business and you have not provided your correct taxpayer identification number to the payer.

     Payments of tax-exempt interest (including exempt-interest dividends under section 852).

     Payments described in section 6049(b)(5) to nonresident aliens.

     Payments on tax-free covenant bonds under section 1451.

     Payments made by certain foreign organizations.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous back withholding. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE "EXEMPT PAYEE" BOX ON THE FACE OF THE FORM IN PART 2, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

Certain payments, other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045 and 6050A.

Privacy Act Notice. Section 6109 requires most recipients of dividend, interest or other payments to give their correct taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)  Criminal   Penalty  for  Falsifying   Information.   Willfully   falsifying
     certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.


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